RIDGEWORTH FUNDS
Supplement dated August 19, 2011 to the
Summary Prospectus and Prospectus, each dated August 1, 2011
RidgeWorth Investment Grade Bond Fund (A, R, & I Shares)
This Supplement contains an important notice regarding the RidgeWorth Investment Grade Bond Fund (the “Fund”) and should be read in conjunction with the Fund’s Summary Prospectus and Prospectus.
At a meeting held on August 9, 2011, the Board of Trustees of the RidgeWorth Funds approved changes to the Fund described below, all of which will be effective on or about October 1, 2011.
1.	The Fund will change its name to “RidgeWorth Core Bond Fund”. Therefore, all references to “RidgeWorth Investment Grade Bond Fund” in the Summary Prospectus and Prospectus are hereby deleted and replaced with “RidgeWorth Core Bond Fund”.
2.	The paragraph under the section entitled “Investment Objective” on page 2 of the Summary Prospectus and the section entitled “Summary Section—Investment Objective” on page 8 of the Prospectus are hereby deleted in their entirety and replaced with the following:
The Core Bond Fund (the “Fund”) seeks total return (comprised of capital appreciation and income) that consistently exceeds the total return of the U.S. dollar-denominated investment grade bond market.
3.	The Annual Fund Operating Expenses and Example tables under the section entitled “Fees and Expenses of the Fund” on page 2 of the Summary Prospectus and the section entitled “Summary Section — Fees and Expenses of the Fund” on page 8 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	R Shares	I Shares
Management Fees(1)	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	0.30%	0.50%	None
Other Expenses	0.07%	0.20%	0.10%

Total Annual Fund Operating Expenses	0.62%	0.95%	0.35%

(1)	Adjusted to reflect a decrease in the Management Fee effective as of the close of business on September 30, 2011.
     Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$536	$664	$805	$1,216
R Shares	$97	$303	$527	$1,171
I Shares	$36	$113	$197	$445

4.	The paragraphs under the section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and the section entitled “Summary Section — Principal Investment Strategies” beginning on page 8 of the Prospectus are hereby deleted in their entirety and replaced with the following:
The Fund invests in various types of income producing debt securities (both fixed and floating rate) including mortgage- and asset-backed securities, government and agency obligations, and corporate obligations. The Fund may invest in debt obligations of U.S. and non-U.S. issuers, including investment grade rated emerging market debt. The Fund’s investment in non-U.S. issuers may at times be significant. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities. These securities will be chosen from the broad universe of available fixed income securities rated investment grade by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings or unrated securities that the Fund’s Subadviser, Seix Investment Advisors LLC (“Seix” or the “Subadviser”), believes are of comparable quality. A security’s rating will be governed by the Barclays Capital methodology as follows. When all three rating agencies provide a rating, Seix will assign the middle rating of the three. If only two of the three rating agencies rate the security, Seix will assign the lowest rating. If only one rating agency assigns a rating, Seix will use that rating. The Fund can hold up to 5% of its net assets in securities that are downgraded below investment grade. The Fund may also invest a portion of its assets in securities that are restricted as to resale.

The Subadviser anticipates that the Fund’s modified adjusted duration will generally range from 3 to 6 years, similar to that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s comparative benchmark. Duration measures a bond or Fund’s sensitivity to interest rate changes and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if rates change by 1%. Shorter duration bonds result in lower expected volatility. In selecting investments for purchase and sale, the Subadviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund’s comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues.

In addition, to implement its investment strategy, the Fund may utilize Exchange Traded Futures and Treasury Inflation Protected Securities (“TIPS”) to reduce exposure to interest rate risks. The Fund will not buy or sell any other types of derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants). The Fund may count the value of Exchange Traded Futures and TIPS towards its policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities.

5.	The Fund’s benchmark index will change from the Barclays Capital U.S. Government/Credit Bond Index (the “Index”) to the Barclays Capital U.S. Aggregate Bond Index, which measures the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Subadviser believes that the Barclays Capital U.S. Aggregate Bond Index better reflects the investment style of the Fund. Therefore, the information about the Index under the section entitled “More Information About Indices” on page 80 of the Prospectus is hereby deleted.

6.	As of October 1, 2011, Seth Antiles, Ph.D. is no longer a portfolio manager for the Fund. All references to Mr. Antiles with respect to the Investment Grade Bond Fund under the section entitled “Portfolio Management” on page 3 of the Summary Prospectus, under the section entitled “Summary Section — Portfolio Management” on page 11 of the Prospectus and under the section entitled “Management — Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Total Return Bond Fund and U.S. Government Securities Fund (collectively, the “Investment Grade Funds”)”, on page 84 are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP — 141

RIDGEWORTH FUNDS
Supplement dated August 19, 2011 to the
Statement of Additional Information (“SAI”), dated August 1, 2011
The information in this Supplement updates information in, and should be read in conjunction with, the SAI.
1.	The following non-fundamental policy for the RidgeWorth Intermediate Bond Fund under the section entitled “Investment Limitations — Non-Fundamental Policies” on page 30 of the SAI is hereby deleted in its entirety:
6.	The Intermediate Bond Fund will not engage in the strategy of establishing or rolling forward To Be Approved (“TBA”) mortgage commitments.
2	Effective October 1, 2011, the RidgeWorth Investment Grade Bond Fund will change its name to “RidgeWorth Core Bond Fund”. Therefore, all references to “RidgeWorth Investment Grade Bond Fund” in the SAI are hereby deleted and replaced with “RidgeWorth Core Bond Fund”.
3.	Effective October 1, 2011, the advisory fee under the section entitled “The Adviser — Advisory Fees paid to the Adviser” on page 31 of the SAI for the RidgeWorth Core Bond Fund (formerly known as RidgeWorth Investment Grade Bond Fund) will be reduced to “0.25%” of the Fund’s average daily net assets.
4.	Effective October 1, 2011, Seth Antiles, Ph.D. is no longer a portfolio manager for the RidgeWorth Investment Grade Bond Fund. As a result, all references to Mr. Antiles with respect to the RidgeWorth Investment Grade Bond Fund only are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP — 142